Prospectus Supplement

November 21, 2008

Morgan Stanley Institutional Fund, Inc.

Supplement dated
November 21, 2008 to
the Prospectus dated
May 1, 2008 of:

Capital Growth Portfolio

The first sentence of the second paragraph of the section of the Prospectus entitled "Capital Growth Portfolio-Approach" is hereby deleted and replaced with the following:

The Adviser may invest up to 25% of the Portfolio's net assets in foreign securities, which may include emerging market securities, classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs") or Global Depositary Shares ("GDSs"), foreign U.S. dollar-denominated securities that are traded on a U.S. exchange, or local shares of foreign issuers.

Please retain this supplement for future reference.

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